UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

_____________________

FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2026 (July 7, 2026)

Minerva Gold Inc.
(Exact name of registrant as specified in its charter)

333-255403	98-1588963
(Commission File Number)	(IRS Employer Identification Number)

Room 1503, Building 3, Xinshijihaoyuan, Jiankang West Road, Qingjiangpu District, Huaian City, Jiangsu Province	China
(Address of Principal Executive Offices	(State or other jurisdiction of incorporation or organization)

+86 15261421229

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Former Independent Registered Public Accounting Firm. On July 7, 2026, Fruci & Associates II, PLLC (“Fruci”), was dismissed as the independent registered public accounting firm of Minerva Gold Inc. a Nevada corporation (the “Company”), effective immediately. The Company has authorized Fruci to respond fully to the inquiries of Boladale Lawal & Co., the successor auditors.

Fruci served as the Company’s independent registered public accounting firm for the fiscal years ended February 28, 2026 and 2025.

During the Company’s most recent fiscal year ended February 28, 2026, and the subsequent interim period through July 7, 2026: (i) there were no disagreements between the Company and Fruci on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Fruci, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements; and (ii) there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Fruci with the disclosures under this Item 4.01(a) and has requested and received from Fruci a copy of the letter addressed to the Securities and Exchange Commission stating that Fruci agrees with the above statements. A copy of the letter from Fruci is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm. On July 7, 2026, the Company appointed Boladale Lawal & Co. (“Lawal & Co.”) as the Company’s new independent registered public accounting firm, effective immediately. During the Company’s two most recent fiscal years ended February 28, 2026 and 2025, and the subsequent interim period through July 7, 2026, neither the Company nor anyone acting on behalf of the Company had consulted Lawal & Co. regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did Lawal & Co. provide a written report or oral advice to the Company that Lawal & Co. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description

16.1	Letter from Fruci & Associates II, PLLC to the Securities and Exchange Commission, dated July 7, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERVA GOLD INC.

Date: July 9, 2026	By:	/s/ Zhang Chengcheng
Zhang Chengcheng
Chief Executive Officer

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